UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on January 31, 2022, Cohen & Company, LLC (the “Operating LLC”), a Maryland limited liability company and the operating subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), issued that certain Amended and Restated Senior Promissory Note in the aggregate principal amount of $4,500,000 (the “Note”) to JKD Capital Partners I LTD (“JKD”). JKD is owned by Jack J. DiMaio, Jr., a current member of the Company’s board of directors, and his spouse.

On January 5, 2024, the Operating LLC and JKD entered into the Amendment No. 1 to Amended and Restated Senior Promissory Note (the “Amendment”), pursuant to which the Note was amended to (A) extend (i) the maturity date thereof from January 31, 2024 to January 31, 2026, (ii) the date following which the Note may be redeemed by JKD from January 31, 2023 to January 31, 2025, and (iii) the date following which the Note may be prepaid by the Operating LLC from January 31, 2023 to January 31, 2025; and (B) increase the interest rate payable under the Note from 10% per annum to 12% per annum effective as of January 31, 2024. Except as described herein, no other changes were made to the Note pursuant to the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 1 to Amended and Restated Senior Promissory Note, dated January 5, 2024, by and between Cohen & Company, LLC and JKD Capital Partners I LTD..

104	Cover Page Interactive Data File (Embedded within the inline XBRL document.)

 * Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: January 5, 2024	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer